                                                                    EXHIBIT 10.1

                 SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT


                THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is made as of September 30, 1998, by and among AMB PROPERTY, L.P., a Delaware limited partnership (the "Borrower"), the BANKS and CO-AGENTS party hereto, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.

                              W I T N E S S E T H:

                WHEREAS, the Borrower, the Agent, the Co-Agents and the Banks have entered into the Second Amended and Restated Revolving Credit Agreement, dated as of November 26, 1997, as amended by that certain Amendment to Second Amended and Restated Revolving Credit Agreement dated as of May 29, 1998 (as so amended, the "Credit Agreement"); and

                WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

                NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                2. Modifications to Definitions.

                (a) The definition of "Adjusted EBITDA" contained in Article I is hereby deleted in its entirety and replaced with the following:

                "Adjusted EBITDA" means EBITDA minus (i) an adjustment to exclude the effects of straight-lining of rents, and minus (ii) an amount equal to appropriate reserves for replacements of not less than $0.25 per square foot per annum for each Real Property Asset that is primarily a retail use property and not less than $0.10 per square foot per annum for each Real Property Asset that is primarily an industrial use property.

                (b) The following definition of "Borrower Debt Service" is hereby added to Article I:

                "Borrower Debt Service" means as of any date of determination, an amount equal to Debt Service on the Unsecured Senior Debt for the previous four quarters including the quarter then ended.

                (c) The definition of "Borrowing Base Net Operating Cash Flow" contained in Article I is hereby deleted in its entirety and replaced with the following:

                "Borrowing Base Net Operating Cash Flow" means as of any date of determination with respect to the Borrowing Base Properties, Property Income for the previous four consecutive quarters including the quarter then ended, but less (x) Property Expenses with respect to the Borrowing Base Properties for the previous four consecutive quarters including the quarter then ended, and (y) appropriate reserves for replacements of not less than $0.25 per square foot per annum for each Borrowing Base Property that is primarily a retail use property and not less than $0.10 per square foot per annum for each Borrowing Base Property that is primarily an industrial use property. For purposes of Section 5.1(m) hereof, the calculation of Borrowing Base Net Operating Cash Flow shall be made separately as to each Borrowing Base Property.

                (d) The definition of "Gross Asset Value" contained in Article I is hereby deleted in its entirety and replaced with the following:

                "Gross Asset Value" shall mean (i) with respect to a Real Property Asset that was acquired, directly or indirectly, within the twelve (12) months prior to the date of determination, (A) prior to the first full quarter following such acquisition, the Acquisition Price of such Real Property Asset plus any Capital Expenditures actually incurred by the Borrower or its Subsidiary in connection with such Real Property Asset (which, for the purpose of this definition shall include any expenditures that would have been considered Capital Expenditures except that they were made with respect to the acquisition by the Borrower or its Consolidated Subsidiaries of any interest in a Real Property Asset within twelve months after the date such interest in asset was acquired) and (B) from and after the first full quarter following such acquisition, the lesser of (x) the amount in clause (i)(A) above and (y) the Net Operating Cash Flow applicable to such Real Property Asset (provided that such Net Operating Cash Flow shall be calculated on an annualized basis based upon the actual amount of Net Operating Cash Flow for the period of Borrower's ownership of such Real Property Asset), in each case capitalized at an annual interest rate of 9.25% if such Real Property Asset is primarily a retail use property and 9.00% if such Real Property Asset is primarily an industrial use property; and (ii) with respect to a Real Property Asset that was acquired, directly or indirectly by the Borrower more than twelve (12) months prior to the date of determination, the Net

        Operating Cash Flow applicable to such Real Property Asset capitalized at an annual interest rate of 9.25% if such Real Property Asset is primarily a retail use property and 9.00% if such Real Property Asset is primarily an industrial use property.

                  (e) The definition of "Net Operating Cash Flow" contained in
Article I is hereby deleted in its entirety and replaced with the following:

                  "Net Operating Cash Flow" means, as of any date of determination, with respect to all Real Property Assets, Minority Holdings and Joint Ventures of Borrower, the General Partner, and their Consolidated Subsidiaries (with respect to Minority Holdings and Joint Ventures, the Borrower's, the General Partner's or the applicable Consolidated Subsidiary's allocable share only), Property Income for the previous four consecutive quarters including the quarter then ended, but less (x) Property Expenses with respect to all such Real Property Assets, Minority Holdings and Joint Ventures (with respect to Minority Holdings and Joint Ventures, the Borrower's, the General Partner's or the applicable Consolidated Subsidiary's allocable share only) for the previous four consecutive quarters including the quarter then ended and (y) appropriate reserves for replacements of not less than $0.25 per square foot per annum for each Real Property Asset that is primarily a retail use property and not less than $0.10 per square foot per annum for each Real Property Asset that is primarily an industrial use property.

                (f) The definition of "Pro-Forma Debt Service" contained in
Article I is hereby deleted in its entirety.

                (g) The following definition of "Total Liabilities to Gross Asset Value Ratio" is hereby added to Article I:

                "Total Liabilities to Gross Asset Value Ratio" means the ratio, expressed as a percentage, of (i) Total Liabilities to (ii) the sum of (a) Combined Gross Asset Value, and (b) Cash and Cash Equivalents held by the Borrower, the General Partner or any Consolidated Subsidiary and (c) accounts receivable of the Borrower, the General Partner or any Consolidated Subsidiary, less (d) Intangible Assets (as defined in the definition of Consolidated Tangible Net Worth) and deferred rents.

                (h) The definition of "Unimproved Land Value" contained in
Article I of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                "Unimproved Land Value" means the aggregate Acquisition Price of Unimproved Assets.

                3. Year 2000 Representation. The Credit Agreement is hereby amended by the addition of the following new Section 4.27:

                SECTION 4.27 Year 2000 Compliance. Each of the Borrower and the General Partner has conducted a comprehensive review and assessment of its computer applications and has made such inquiry as it determined to be advisable of its key suppliers, vendors and customers or prospects with respect to the "year 2000 problem" (i.e., the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and, based on that review and inquiry, neither the Borrower nor the General Partner believes that the year 2000 problem will result in a Material Adverse Effect.

                4. Total Liabilities to Gross Asset Value Ratio. Section 5.9(a) is hereby deleted in its entirety and replaced with the following:

                (a) Total Liabilities to Gross Asset Value Ratio.

                (i) As of the last day of each calendar quarter commencing as of July 1, 1998 through and including September 30, 1999, for the prior four calendar quarters including the quarter then ended, the Total Liabilities to Gross Asset Value Ratio shall not exceed fifty-five percent (55%).

                (ii) From and after October 1, 1999 through and including the Maturity Date, the Total Liabilities to Gross Asset Value Ratio as of the last day of each calendar quarter for the prior four calendar quarters including the quarter then ended, shall not exceed fifty percent (50%).

                5. Development Activities. Section 5.9(i) is hereby deleted in its entirety and replaced with the following:

                (i) Limitation on Construction Asset Costs. Construction Asset Costs of the Borrower, the General Partner and their Subsidiaries shall at no time exceed twelve and one-half percent (12.5%) of Combined Gross Asset Value.

                6. Debt Service. Section 5.9(l) is hereby deleted in its entirety and replaced with the following:

                (l) Borrowing Base Properties Minimum Debt Service Coverage. As of the last day of each calendar quarter, the ratio of Borrowing Base Net Operating Cash Flow to Borrower Debt Service shall be equal to or greater than 2.00:1.00.

                7. Borrowing Base Properties Value to Unsecured Debt Ratio.
Section 5.9(m) is hereby deleted in its entirety and replaced with the following:

                (m) Borrowing Base Properties Value Unsecured Debt Ratio. The ratio of Borrowing Base Properties Value to Senior Unsecured Debt shall not, through and including September 30, 1999, be less than 1.75:1.00 and shall not, from October 1, 1999 through and including the Maturity Date, be less than 2.00:1.00.

                8. Effective Date. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts hereof signed by the Borrower and the Required Banks (the date of such receipt being deemed the "Effective Date").

                9. Entire Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

                10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

                11. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                12. Headings, Etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

                13. No Further Modifications. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Borrower:                               AMB PROPERTY, L.P., a Delaware limited
                                        partnership

                                        By: AMB Property Corporation,
                                            a Maryland corporation and its
                                            sole general partner


                                            By: /s/ John T. Roberts, Jr.
                                                --------------------------------
                                                Name:  John T. Roberts, Jr.
                                                Title:   Treasurer, V.P.



FOR PURPOSES OF CONFIRMING AND RATIFYING THE CONTINUED EFFECTIVENESS OF THE UNCONDITIONAL GUARANTY AGREEMENT, DATED AS OF NOVEMBER 26, 1997, BY AMB PROPERTY
CORPORATION:

Confirmed and Ratified:

AMB PROPERTY CORPORATION


By: /s/ John T. Roberts, Jr.
    ------------------------------
    Name:  John T. Roberts, Jr.
    Title:   Treasurer, V.P.

         Signature Page to ABM Property, L.P. Second Amendment to Second
                 Amended and Restated Revolving Credit Agreement


Agent and Bank:                         MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK, as a Bank and as Agent


                                        By: /s/ Timothy V. O'Donovan
                                            ------------------------------------
                                            Name:  Timothy V. O'Donovan
                                            Title: Vice President

         Signature Page to ABM Property, L.P. Second Amendment to Second
                 Amended and Restated Revolving Credit Agreement


Co-Agent and Bank:                      COMMERZBANK AKTIENGESELLSCHAFT,
                                           LOS ANGELES BRANCH


                                        By: /s/ James J. Henry
                                            ------------------------------------
                                            Name:  James J. Henry
                                            Title: Senior Vice President


                                        By: /s/ Christine H. Finkel
                                            ------------------------------------
                                            Name:  Christine H. Finkel
                                            Title: Assistant Vice President

         Signature Page to ABM Property, L.P. Second Amendment to Second
                 Amended and Restated Revolving Credit Agreement


Co-Agent and Bank:                      FLEET NATIONAL BANK


                                        By:_____________________________________
                                           Name:
                                           Title:

         Signature Page to ABM Property, L.P. Second Amendment to Second
                 Amended and Restated Revolving Credit Agreement


Co-Agent and Bank:                      NATIONSBANK, N.A.(f/k/a/ NationsBank
                                           of Texas, N.A.) Co-Agent and Bank:


                                        By: /s/ Donald H. Moses
                                            ------------------------------------
                                            Name:  Donald H. Moses
                                            Title: Senior Vice President

         Signature Page to ABM Property, L.P. Second Amendment to Second
                 Amended and Restated Revolving Credit Agreement


Co-Agent and Bank:                      PNC BANK, NATIONAL ASSOCIATION


                                        By: /s/ David Martens
                                            ------------------------------------
                                            Name:  David Martens
                                            Title: Vice President

         Signature Page to ABM Property, L.P. Second Amendment to Second
                 Amended and Restated Revolving Credit Agreement


Bank:                                   BANK OF AMERICA, NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION


                                        By: /s/ Mark McCue
                                            ------------------------------------
                                            Name:  Mark McCue
                                            Title: Vice President

         Signature Page to ABM Property, L.P. Second Amendment to Second
                 Amended and Restated Revolving Credit Agreement


Bank:                                   SOCIETE GENERALE, SOUTHWEST AGENCY


                                        By:_____________________________________
                                           Name:
                                           Title:

         Signature Page to ABM Property, L.P. Second Amendment to Second
                 Amended and Restated Revolving Credit Agreement


Bank:                                   DRESDNER BANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCHES


                                        By:_____________________________________
                                           Name:
                                           Title:

         Signature Page to ABM Property, L.P. Second Amendment to Second
                 Amended and Restated Revolving Credit Agreement


Bank:                                   BANKERS TRUST COMPANY


                                        By: /s/ Alexander B.V. Johnson
                                            ------------------------------------
                                            Name:  Alexander B.V. Johnson
                                            Title: Managing Director

         Signature Page to ABM Property, L.P. Second Amendment to Second
                 Amended and Restated Revolving Credit Agreement


Bank:                                   FIRST UNION BANK, N.A. (successor to
                                        CORESTATES BANK, N.A.)


                                        By: /s/ Cynthia A. Bean
                                            ------------------------------------
                                            Name:  Cynthia A. Bean
                                            Title: Vice President

         Signature Page to ABM Property, L.P. Second Amendment to Second
                 Amended and Restated Revolving Credit Agreement


Bank:                                   THE BANK OF NOVA SCOTIA, ACTING
                                        THROUGH ITS SAN FRANCISCO
                                        AGENCY


                                        By:_____________________________________
                                           Name:
                                           Title:

         Signature Page to ABM Property, L.P. Second Amendment to Second
                 Amended and Restated Revolving Credit Agreement


Bank:                                   THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED, LOS ANGELES AGENCY


                                        By: /s/ Takeshi Kubo
                                            ------------------------------------
                                            Name:  Takeshi Kubo
                                            Title: Vice President

         Signature Page to ABM Property, L.P. Second Amendment to Second
                 Amended and Restated Revolving Credit Agreement


Bank:                                   UNION BANK OF CALIFORNIA, N.A.


                                        By: /s/ Diana Giacomini
                                            ------------------------------------
                                            Name:  Diana Giacomini
                                            Title: Vice President